UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

MasterCraft Boat Holdings, Inc.

(Exact name of registrant as specified in its charter)

001-37502

(Commission File Number)

Delaware	06-1571747
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

100 Cherokee Cove Drive

Vonore, Tennessee 37885

(Address of principal executive offices, including zip code)

(423) 884-2221

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of MasterCraft Boat Holdings, Inc., a Delaware corporation (“MasterCraft” or the “Company”), was convened and held on May 12, 2026, in connection with the proposed merger of the Company and Marine Products Corporation (“Marine Products”), pursuant to the Agreement and Plan of Merger, dated as of February 5, 2026, as may be amended from time to time (the “Merger Agreement”), by and among the Company, Marine Products, Titan Merger Sub 1, Inc., a Delaware corporation and a wholly owned, direct subsidiary of MasterCraft (“Merger Sub 1”), Titan Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of MasterCraft (“Merger Sub 2”). The Merger Agreement, among other things, provides for the combination of MasterCraft and Marine Products in a stock-and-cash transaction whereby (i) Merger Sub 1 will merge with and into Marine Products (the “First Merger”), with Marine Products surviving the First Merger as a direct wholly owned subsidiary of MasterCraft, and (ii) immediately following the First Merger, Marine Products will merge with and into Merger Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub 2 surviving the Second Merger as a wholly owned subsidiary of MasterCraft. At the Special Meeting, two proposals were submitted to the Company’s stockholders. The final voting results were as follows:

Proposal 1: The stockholders approved a proposal for the Company to issue shares of its common stock (the “Share Issuance Proposal”) in connection with the First Merger pursuant to the Merger Agreement, by the following vote:

For	Against	Abstain
13,740,660	6,290	19,003

Proposal 2: The vote on a proposal to adjourn the Special Meeting from time to time, if deemed by the chair of the Special Meeting to be necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal, was not determined, as the requisite number of stockholders voted to approve the Share Issuance Proposal.

Additional information in respect of the Special Meeting, the proposals described above, and the Mergers are set forth in the Company’s joint proxy statement/prospectus dated April 2, 2026, as supplemented.

Item 8.01.	Other Events

On April 6, 2026, at 11:59 p.m. Eastern Time, the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) relating to the Mergers expired. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Mergers.

As described above, on May 12, 2026, the Company’s stockholders voted to approve the Share Issuance Proposal. The Company expects the closing of the Mergers to occur on or about May 15, 2026, subject to the satisfaction or waiver of the closing conditions set forth in the Merger Agreement.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K (this “Current Report”) are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events or future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause MasterCraft’s, Marine Products’ or the combined company’s actual results, levels of activity, performance, or achievements or those of the boating industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “anticipate,” “believe,” “project,” “estimate,” “intend,” “plan,” “pro forma,” or any variations or other comparable terminology.

Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, risks and uncertainties around the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to the completion of the proposed transactions are not satisfied in a timely manner or at all; the possibility that competing offers or proposed transaction proposals may be made; the risks arising from the integration of the MasterCraft and Marine Products businesses; the risk that the anticipated benefits and synergies of the proposed transactions may not be realized when expected or at all and that the proposed transactions may not be completed in a timely manner or at all; the risk of unexpected costs or expenses resulting from the proposed transactions; the risk of litigation related to the proposed transactions, including resulting expense or delay; the risks related to disruption to ongoing business operations and diversion of management’s time as a result of the proposed transactions; the risk that the proposed transactions may have an adverse effect on the ability of MasterCraft and Marine Products to retain key personnel, dealers and suppliers; the risk that the credit ratings of the combined company declines following the proposed transactions; the risk that the announcement or the consummation of the proposed transactions has a negative effect on the market price of the capital stock of MasterCraft and Marine Products or on MasterCraft’s and Marine Products’ operating results; the risk of product liability litigation or government or regulatory action, including related to product liability claims; the risk of product efficacy or safety concerns resulting in product recalls or regulatory action; risks relating to inflation and other economic factors, such as interest rate and currency exchange rate fluctuations, government trade or similar regulatory actions (including current and potential trade and tariff actions and other constraints on trade affecting the countries where MasterCraft and Marine Products operate and the resulting negative impacts on each company’s supply chain, commodity costs, and consumer spending), natural disasters, acts of war, terrorism, catastrophes, pandemics, epidemics, or other disease outbreaks, the prices and availability of MasterCraft’s and Marine Products’ raw materials, manufacturing difficulties or delays or supply chain disruptions, disruptions in the capital and credit markets, counterparty defaults (including dealers, suppliers and financial institutions with which MasterCraft and Marine Products do business), impairment of goodwill and intangible assets and projections of operating results and other factors that may affect impairment testing; changes in customer preferences; severe weather conditions; regional instabilities and hostilities; potential competitive pressures on selling prices for the products of MasterCraft and Marine Products; general economic and political conditions globally and in the markets in which MasterCraft and Marine Products do business; the ability to maintain key dealer relationships, competition, including technological advances, new products, and intellectual property attained by competitors; challenges inherent in new product research and development; uncertainty of commercial success for new and existing products and digital capabilities; challenges to intellectual property protections; the ability of MasterCraft and Marine Products to successfully execute business development strategy and other strategic plans; changes to applicable laws and regulations and other requirements imposed by stakeholders; and changes in behavior and spending patterns of consumers.

These and other important factors discussed under the caption “Risk Factors” in MasterCraft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on August 27, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, and Marine Products’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, as amended by Amendment No. 1 to the Annual Report on Form 10-K, filed with the SEC on April 29, 2026, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the SEC, in each case could cause actual results to differ materially from those indicated by the forward-looking statements. The discussion of these risks is specifically incorporated by reference into this Current Report.

Any such forward-looking statements represent estimates as of the date of this Current Report. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report. MasterCraft undertakes no obligation (and expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue or cause our views to change, whether because of new information, future events, changes in assumptions or otherwise. Comparisons of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Dated: May 12, 2026	By:	/s/ W. Scott Kent
W. Scott Kent
Chief Financial Officer